Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies
6. Commitments and Contingencies

(a)          Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance, and other claims with suppliers relating to the operations of the Company’s vessels. The Company accrues for the cost of environmental and other liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the P&I Association in which the Company’s vessels are entered. The Company’s vessels are subject to estimated total calls payable to their P&I Association and may be subject to supplementary calls which are calculated as a percentage of the net estimated total calls for each year and after deducting any applicable rebates, laid up returns and other deductions. A decision to levy supplementary calls is made by the Board of Directors of the Association at any time during or after the end of the relevant policy year. There is no limit to the number or amount of supplementary calls that can be levied in respect of a policy year. Supplementary calls, if any, are issued when they are announced and according to the period they relate to. The Company, so far, has not been made aware of any supplementary calls outstanding in respect of any policy year.

The Company has an open balance from a dispute with one charterer for revenues recognized during 2022, which as of December 31, 2024, and 2023 amounted to $116 and is included in Prepaid expenses and other assets, net, in the accompanying consolidated balance sheets. In connection with the respective open case, the Company estimated as of December 31, 2023, that loss contingencies of $19 could arise, and has further established allowance for doubtful accounts of $75, included in “Other operating loss/(income)” in the accompanying 2023 consolidated statement of comprehensive (income)/loss. No additional loss contingency or allowance was recorded in 2024.

In May 2024, in connection with its previously outstanding balance as of December 31, 2023 regarding another dispute with one of its charterers amounting to $120, the Company reached an amicable settlement in the amount of $111 and recorded, as a result, in the year ended December 31, 2024, an additional loss of $9 which is included in “Other operating (income)/loss” in the accompanying 2024 consolidated statement of comprehensive loss.

(b)          As of December 31, 2024, all of the Company’s dry bulk vessels (apart from the M/V Melia which was undergoing dry-dock repairs) were fixed under time charter agreements, considered as operating leases and accounted for as per the provisions of ASC 842, while the newly acquired tanker vessel was idle. The minimum contracted revenues expected to be generated (gross of charterers’ commissions), based on the existing commitments to non-cancelable time charter contracts as of December 31, 2024, and until their earliest expiration dates, all falling within the first quarter of 2025, were estimated at $315.

(c)          As of December 31, 2024, the total contractual obligations in connection with the Company’s chemical tankers’ investment amounted to $1,375, which was paid in March 2025 (Notes 4 and 14).